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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
TBX RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:

TBX Resources, Inc.
2645 LBJ Freeway
Dallas, Texas 75234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 31, 2002

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders of TBX Resources, Inc. will be held at the Holiday Inn Select North Dallas, 2645 LBJ Freeway, Dallas, Texas 75234 on July 31, 2002, at 9:00 A.M. Central Daylight Time, for the following purposes:

  1.
  To elect three directors to hold office for a term of one year and until their successors are elected and qualified; and

  2.
  To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

        The close of business on June 27, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors
/s/ TIM BURROUGHS Tim Burroughs, President and Director
Dallas, Texas July 10, 2002

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TBX Resources, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Holiday Inn Select North Dallas, 2645 LBJ Freeway, Dallas, Texas 75234, on July 31, 2002, at 9:00 A.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors." Any stockholder giving such a proxy may revoke it at any time before it is exercised in any manner permitted by law.

        Only holders of shares of Common Stock of record at the close of business on June 27, 2002 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 22,539,750 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock, to be represented at the meeting in person or by proxy, shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

        The principal executive offices of the Company are located at 12300 Ford Road, Suite 194, Dallas, Texas 75234. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about July 10, 2002.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of December 31, 2001:

Name of Beneficial Holder or Identity of Group	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Tim Burroughs (1) c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234	1,200,000.0532%
John O. Clayton (2) c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234	109,000	..0048%
Joe A. Ayres (3) c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234	74,998	..0033%
Burroughs Family Trust (4) c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234	5,000,000	22.18%
Christine Coley c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234	100,000	0.0044%

(1)
Effective December 1, 1999, we entered into an employment agreement with our President, Mr. Burroughs, whereby Mr. Burroughs shall receive stock options good for five years from the date of issuance to purchase up to 500,000 shares of our common stock each year at a price which shall not be greater than 50% of the average bid price for our common stock during the previous year. This right to purchase cumulates so that if Mr. Burroughs does not purchase the shares to which he is entitled from a year, that amount of shares that are not purchased is added to the previous number of shares that Mr. Burroughs may purchase. The result is that Mr. Burroughs shall have the right to acquire an additional 2,500,000 shares of our common stock over a five-year period. Mr. Burroughs currently owns 1,500,000 shares of our common stock and is also currently entitled to purchase 1,000,000 additional shares pursuant to his employment agreement, which results in Mr. Burroughs owning or being currently entitled to purchase a total of 2,500,000 shares of our common stock.

(2)
John O. Clayton currently owns 99,000 shares of our common stock and is also currently entitled to purchase 10,000 additional shares pursuant to an agreement with our company, which results in Mr. Clayton owning or being currently entitled to purchase a total of 109,000 shares of our common stock. Mr. Clayton's options to purchase are exercisable for the period commencing January 18, 2002, and terminating January 18, 2012, and provide that these additional shares may be acquired on the basis of $0.35 per share of common stock, if exercised.

(3)
Joe A. Ayres currently owns 64,998 shares of our common stock and is also currently entitled to purchase 10,000 additional shares pursuant to an agreement with our company, which results in

  Mr. Ayres owning or being currently entitled to purchase a total of 74,998 shares of our common stock. Mr. Ayres' options to purchase are exercisable for the period commencing January 18, 2002, and terminating January 18, 2012, and provide that these additional shares may be acquired on the basis of $0.35 per share of common stock, if exercised.

(4)
The beneficiary of the Burroughs Family Trust is Becca Burroughs, the daughter of Tim Burroughs, our President.

ELECTION OF DIRECTORS

        The Board of Directors is elected each year to hold office for a one (1) year term and until their successors are duly elected and qualified. The term of office of the current directors expires at the 2002 Annual Meeting. The accompanying form of proxy will be voted for the election as director, of the three nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees will become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

Name	Age	Position
Tim Burroughs	42	President and Director
Joe A. Ayres	72	Chairman of the Board of Directors
John O. Clayton	71	Director

        Tim Burroughs is the President, and founder of TBX Resources, Inc. Mr. Burroughs has been our President and Chairman of the Board of Directors since our company's inception in 1995. Prior to founding our company, Mr. Burroughs worked for several Dallas/Ft. Worth area based energy companies. Mr. Burroughs also studied business administration at Texas Christian University in Ft. Worth, Texas.

        In addition to serving as the President of our Company, Mr. Burroughs is also the President of Petroleum Holdings, Inc., Marketing Research Group, Inc. and Sweetwater Land & Oil Co. These companies were all organized by Mr. Burroughs in 1997 to participate in various opportunities in the oil and gas industry. However, since the organization of these companies, Mr. Burroughs has decided to not aggressively pursue through these companies the business he originally intended and has instead spent the majority of his professional time devoted to our business. In the future, Mr. Burroughs expects to spend little or no time on the business of these other companies. Mr. Burroughs is also the sole shareholder of Gulftex Operating, Inc., an oil and gas operating company, which performs services on behalf of TBX and from which Mr. Burroughs does not receive any immediate financial gain, but does not preclude the possibility of future benefits.

        Joe A. Ayres, who was elected to be the Chairman of our Board of Directors in August 2000, has been retired since 1993. During that time to present, Mr. Ayres has occasionally served as a consultant to the U.S. Departments of Navy and Justice. Prior to his retirement, Mr. Ayres served as the vice president—product development for Vought Aircraft Company. While at Vought Aircraft Company and its predecessor, LTV, Mr. Ayres served as a design engineer through a series of increasingly responsible engineering positions. Mr. Ayres is a graduate of the University of Texas at Austin and has done graduate work at Southern Methodist University.

        John O. Clayton, who was elected to be a Director of our company in August 2000, has served as president and director or Economy Supply Company, Economy Supply Company of Austin, Economy Supply Company of Irving, Economy Supply Company of Dallas, Economy Supply Company of San Antonio and Economy Supply Company of Waco for the period from 1965 to 1991. All of these companies are generally involved in the construction and plumbing supply business. Since 1991, Mr. Clayton has served as the secretary, treasurer and director of all of the above named companies. Mr. Clayton received BSC and MBA degrees from Texas Christian University.

DIRECTOR COMPENSATION

        Directors who are not salaried officers of the Company received fees of $100.00 per meeting during fiscal year ended November 30, 2001.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation awarded to, earned by, or paid to the executive officers named:

Name and Position	Year	Annual Salary			Bonus
Tim Burroughs President	2000 2001	$ $	150,000.00 150,000.00		$ $	126,000 55,200	(1)
Christine Coley Secretary/Treasurer	2000 2001	$ $	42,000.00 60,000.00	(2)

(1)
Mr. Burroughs' contractual salary amount to which he was entitled in 1999 was $100,000. However, Mr. Burroughs deferred part of his salary in 1999, with the amount he was actually paid in 1999 being $37,000. To remedy this underpayment of Mr. Burroughs' salary, through August 31, 2000, Mr. Burroughs has been paid $126,000 in stock or cash as a bonus. Also for 2001, Mr. Burroughs is due $55,200, and has agreed to take it in stock compensation. Effective December 1, 1999, we entered into an employment agreement with our President, Mr. Burroughs, whereby Mr. Burroughs shall receive stock options good for five years from the date of issuance to purchase up to 500,000 of our common stock each year at a price which shall not be greater than 50% of the average bid price for our common stock during the previous year.

(2)
Ms. Coley was issued 50,000 shares during the second fiscal quarter of 2000 in line of cash compensation. Ms. Coley has since resigned her position with us and no longer is an officer of the company.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, except by Joe Ayres and John Clayton, each with respect to one Form 3 reporting their initial stock ownership.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected James A. Moyers, CPA as independent public accountants for the Company for the fiscal year ending November 30, 2001. James A. Moyers was the independent public accountant for the Company for its fiscal year November 30, 2000. A representative of James A. Moyers is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        If, prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if the Board of Directors shall otherwise discontinue its engagement, the Board of Directors will appoint other independent auditors.

Audit Fees

        The fees billed, or expected to be billed by James A. Moyers for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year totaled approximately $20,500.

Financial Information Systems Design and Implementation Fees

        James A. Moyers, CPA did not perform any financial information systems design and implementation services for the Company for the fiscal year ended November 30, 2001.

All Other Fees

        The aggregate fees billed, or expected to be billed by James A. Moyers, CPA for other services rendered to the Company for the fiscal year ended November 30, 2001 totaled approximately $35,600.

        The Audit Committee has considered and determined that James A. Moyers' provision of non-audit services to the Company is compatible with maintaining James A. Moyers' independence.

GENERAL

        The management of the Company does not know of any matters, other than those stated in this Proxy Statement, which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

        The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

        The Annual Report of the Company for the fiscal year ended November 30, 2001 is being mailed with this Proxy Statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended November 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to TBX Resources, Inc., 12300 Ford Road, Suite 194, Dallas, Texas 75234, Attn: Investor Relations.

STOCKHOLDER PROPOSALS

        All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than March 1, 2003, for inclusion in the proxy statement and form of proxy related to that meeting.

By Order of the Board of Directors
/s/ TIM BURROUGHS Tim Burroughs, President and Director
Dated: July 10, 2002

PROXY	TBX RESOURCES, INC.	PROXY
12300 Ford Road, Suite 194 Dallas, Texas 75234 Annual Meeting of Stockholders July 31, 2002 The Proxy is solicited on behalf of the Board of Directors

        The undersigned stockholder of TBX Resources, Inc., a company organized under the laws of the State of Texas, hereby appoints Tim Burroughs, President, and Sherri Cecotti, Secretary, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of TBX Resources, Inc. held of record by the undersigned on June 27, 2002 at the Annual Meeting of Stockholders to be held on July 31, 2002, at 9:00 A.M. Central Daylight Time or at any adjournment thereof.

(Continued and to be signed and dated on reverse side)

SEE REVERSE SIDE

\/ Please Detach and Mail in the Envelope Provided \/

Please date, sign and mail your proxy card back as soon as possible!

A ☒ Please mark your votes as in this example.

	FOR	WITHHOLD AUTHORITY
1. To elect	☐	☐	Nominees:	Tim Burroughs Joe Ayres John Clayton

(Instructions: To withhold authority for any individual nominee, print that nominee's name on the line printed below.)

2.  In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

Check here for address change ☐	NEW ADDRESS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

Date sign and return the Proxy card promptly using the enclosed envelope.

SIGNATURE(S)
DATE
SIGNATURE, IF HELD JOINTLY
DATE
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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PRINCIPAL STOCKHOLDERS
ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
GENERAL
STOCKHOLDER PROPOSALS